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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 1998


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                    CAPSTAR RADIO BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                  33-92732                  13-3034720
      (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                          Identification Number)


  600 CONGRESS AVENUE
       SUITE 1400                                                78701
      AUSTIN, TEXAS                                            (Zip code)
  (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         In a press release dated March 30, 1998, a copy of which is filed as
Exhibit 99.1 hereto, Capstar Radio Broadcasting Partners, Inc. ("Capstar Radio"), a wholly-owned subsidiary of Capstar Broadcasting Partners, Inc. ("Capstar Partners"), announced the commencement of (i) a tender offer to purchase for cash all of its outstanding 13 1/4% Senior Subordinated Notes due 2003 (the "Notes") and (ii) the solicitation of consents to proposed amendments to eliminate certain restrictive covenants and to amend certain other provisions of the indenture pursuant to which the Notes were issued.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     --        Press release, dated March 30, 1998.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          CAPSTAR RADIO BROADCASTING PARTNERS, INC.
                          (Registrant)



                         By: /s/ KATHY ARCHER
                             ----------------------------------------
                         Name:   Kathy Archer
                         Title:  Vice President


Date:    April 6, 1998


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                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                        EXHIBIT TITLE
          99.1  --   Press release, dated March 30, 1998.